UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6501

Name of Fund:  MuniYield Michigan Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund II, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Michigan
Insured Fund II, Inc.


Annual Report
October 31, 2003



MuniYield Michigan Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Michigan Insured Fund II, Inc.


The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 12.46%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Fund was able to successfully weather bouts of excessive interest rate volatility during the fiscal year while preserving net asset value.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower and ending the 12-month period at 5.13%, 15 basis points (.15%) higher than a year earlier.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds, as municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.


How did conditions in the state of Michigan affect the Fund?

Michigan maintains the highest possible credit ratings of Aaa and AAA from Moody's and Standard & Poor's, although with a negative outlook, and is rated AA+ by Fitch. The state ranks 28th in debt per capita and 29th in debt as a percent of personal income nationally. While debt has increased recently, we find these ratios modest for a populous state, pointing to Michigan's flexibility in responding to economic downturns relative to other states.

For the state's fiscal year 2003, which ended on September 30, 2003, the budget was revised downward on several occasions. Accordingly, the state is expected to draw down virtually all of its $145 million Budget Stabilization Fund (BSF) to balance fiscal year 2003 operations. The BSF was $1 billion in fiscal year 2001. In May 2003, for the first time in six years, Michigan issued cash flow notes in the amount of $1.2 billion.

The governor and legislature agreed on a fiscal year 2004 budget in mid-July. The budget closed a $1.7 billion gap largely through broad-based spending cuts, one-time federal aid of $658 million and smaller revenue enhancements. No broad-based tax increases were approved. These sources also allowed the state to budget $75 million to replenish the BSF, $75 million for a new school reserve fund and $60 million in the Medicaid trust fund. Balanced financial operations in fiscal year 2004 depend largely on an improved economy.

In managing the Fund, our strategy has been to purchase insured state general obligation bonds and their equivalents rather than unenhanced general obligation bonds, as there is no meaningful increase in yield offered by the uninsured issues. As the state's economy continues to struggle, we believe credit deterioration will lead to better relative performance of the insured bonds.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield Michigan Insured Fund II, Inc. had a net annualized yield of 5.88%, based on a year-end per share net asset value of $15.21 and $.894 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.82%, based on a change in per share net asset value from $14.91 to $15.21, and assuming reinvestment of $.894 per share ordinary income dividends.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +1.85%, based on a change in per share net asset value from $15.42 to $15.21, and assuming reinvestment of $.447 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of .84% for Series A and ..85% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

We established a neutral posture with respect to interest rates in 2002 and early 2003, and maintained that stance through the middle of the year. We believe this positioning helped insulate the Fund from much of the interest rate volatility experienced during the past six months. Our strategy of enhancing yield by increasing the Fund's exposure to lower-rated investment-grade issues also was beneficial to total return performance, as these issues helped to increase the Fund's investment income stream. In addition, these lower-rated issues exhibited less price volatility than many general market issues in recent months, which also served to enhance performance.


What changes were made to the portfolio during the period?

In May and June, as market yields declined in response to weak economic growth and the possibility of additional short-term interest rate changes by the Federal Reserve Board, we adopted a slightly more defensive strategy, further reducing the portfolio's interest rate sensitivity by lowering the Fund's average portfolio maturity. This defensive positioning resulted in relative outperformance as interest rates rose dramatically in July and August. We also continued to add higher-yielding instruments to the portfolio whenever they were attractively priced, although the supply of these issues was severely restricted throughout most of the period.

In terms of leverage, the Fund's borrowing costs remained in the low 1% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We ended the period with a modestly defensive posture with respect to future interest rate movements. We continue to favor more defensive, higher-coupon issues over the more interest-rate-sensitive securities. Overall, the Fund is structured to perform better in stable-to-rising interest rate environments. If yields decline to the lows seen in June 2003, we would expect to adopt a much stronger defensive strategy.


Fred K. Stuebe
Vice President and Portfolio Manager


November 10, 2003



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan--132.7%

                                             Anchor Bay, Michigan, School District, GO (School Building
                                             and Site) (c)(f):
               AAA        Aaa       $ 4,250      Series I, 6% due 5/01/2009                                       $   4,972
               AAA        Aaa         1,375      Series II, 5.70% due 5/01/2010                                       1,594
               AAA        Aaa         3,165      Series II, 5.75% due 5/01/2010                                       3,678

               AAA        Aaa         2,150  Bullock Creek, Michigan, School District, GO, 5.50% due 5/01/2026 (e)    2,279

               AAA        Aaa         2,175  Carman-Ainsworth, Michigan, Community School, GO, 5.50% due
                                             5/01/2018 (c)                                                            2,375

               AAA        Aaa         1,000  Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                             5/01/2024 (e)                                                            1,086

               AAA        Aaa         3,850  Charlotte, Michigan, Public School District, GO, 5.375% due
                                             5/01/2029 (c)                                                            4,017

               AAA        Aaa         1,500  Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)     1,627

               BBB        Baa2        2,420  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                       2,508

                                             Detroit, Michigan, City School District, GO (School Building
                                             and Site Improvement) (c):
               AAA        Aaa         1,480      Series A, 5.375% due 5/01/2024                                       1,561
               AAA        Aaa         2,000      Series B, 5% due 5/01/2019                                           2,089

               AAA        Aaa         2,530  Detroit, Michigan, Convention Facility Revenue Refunding Bonds
                                             (Cobo Hall), 5% due 9/30/2011 (e)                                        2,783

               AAA        Aaa         1,000  Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                             due 1/01/2010 (c)(f)                                                     1,165

               AAA        Aaa         1,000  Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                             Senior Lien, Series A, 5% due 7/01/2024 (d)                              1,014

                                             Detroit, Michigan, Water Supply System Revenue Bonds:
               AAA        NR*         1,000      DRIVERS, Series 200, 10.14% due 7/01/2011 (c)(f)(g)                  1,346
               AAA        Aaa         7,600      Senior Lien, Series A, 5.75% due 1/01/2010 (c)(f)                    8,846
               AAA        Aaa         1,300      Series B, 5.25% due 7/01/2032 (e)                                    1,344

               BBB        Baa2        2,500  Dickinson County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (International
                                             Paper Company Project), Series A, 5.75% due 6/01/2016                    2,644

               BBB        Baa2        1,500  Dickinson County, Michigan, Economic Development Corporation, PCR,
                                             Refunding (Champion International Corporation Project), 5.85% due
                                             10/01/2018                                                               1,531

                                             Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                             Refunding Bonds:
               NR*        Baa3          570      5.80% due 11/01/2024                                                   549
               A          NR*         1,600      5.80% due 11/01/2024                                                 1,651

                                             East Grand Rapids, Michigan, Public School District, GO (d)(f):
               AAA        Aaa         1,610      5.75% due 5/01/2009                                                  1,863
               AAA        Aaa         6,300      6% due 5/01/2009                                                     7,370

               NR*        Baa3          385  Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                             Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020              336

                                             Grand Blanc, Michigan, Community Schools, GO (c):
               AAA        Aaa         1,000      5.625% due 5/01/2017                                                 1,118
               AAA        Aaa         1,000      5.625% due 5/01/2018                                                 1,114
               AAA        Aaa         1,100      5.625% due 5/01/2019                                                 1,221



Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (continued)

               AAA        Aaa       $ 1,600  Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                             5.375% due 5/01/2024 (e)                                             $   1,676

                                             Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                             Series A (a):
               AAA        Aaa         1,340      5.50% due 10/01/2018                                                 1,468
               AAA        Aaa           320      5.50% due 10/01/2019                                                   349

               AAA        Aaa         1,500  Grand Rapids, Michigan, Sanitation Sewer System, Revenue Refunding
                                             and Improvement Bonds, Series A, 5.50% due 1/01/2022 (c)                 1,661

               AAA        Aaa         7,425  Hartland, Michigan, Consolidated School District, GO, 6% due
                                             5/01/2010 (c)(f)                                                         8,748

               AAA        Aaa         1,275  Haslett, Michigan, Public School District, Building and Site, GO,
                                             5.625% due 5/01/2018 (e)                                                 1,421

               AAA        Aaa         2,000  Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2009 (e)(f)        2,327

               AAA        Aaa         3,975  Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (c)          4,208

               AAA        Aaa         3,750  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                             Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                             5.875% due 5/15/2026 (e)                                                 4,068

               NR*        Aaa         7,550  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                             Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                             5/15/2028 (e)                                                            7,926

               AAA        NR*         3,000  Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                             (Spectrum Health), Series A, 5.50% due 1/15/2031 (e)                     3,154

               NR*        Aaa         1,440  Ludington, Michigan, Area School District, GO, 5.25% due
                                             5/01/2023 (e)                                                            1,502

               BBB-       NR*         2,000  Macomb County, Michigan, Hospital Finance Authority, Hospital
                                             Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                             due 11/15/2034                                                           1,895

               BBB        NR*         1,000  Michigan Higher Education Facilities Authority, Limited Obligation
                                             Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032    1,020

                                             Michigan Higher Education Facilities Authority, Revenue Refunding
                                             Bonds (College for Creative Studies):
               NR*        Baa2          550      5.85% due 12/01/2022                                                   554
               NR*        Baa2        1,000      5.90% due 12/01/2027                                                 1,005

               AAA        NR*         3,000  Michigan Higher Education Student Loan Authority, Student Loan
                                             Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)               3,097

               AAA        Aa1         2,500  Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                             (Local Government--Qualified School), Series A, 6.50% due 5/01/2016      2,590

                                             Michigan State Building Authority Revenue Bonds:
               AAA        Aaa         1,185      (Facilities Program), Series II, 4.67%** due 10/15/2009 (a)(b)         984
               AAA        Aaa         1,675      (Facilities Program), Series II, 4.77%** due 10/15/2010 (a)(b)       1,317
               AA+        Aaa         2,675      GO, RIB, Series 481, 9.66% due 4/15/2009 (e)(g)                      3,452

               NR*        Aaa         3,500  Michigan State Building Authority, Revenue Refunding Bonds, RIB,
                                             Series 517X, 9.66% due 10/15/2010 (d)(g)                                 4,515

                                             Michigan State, COP:
               AAA        Aaa         3,870      5.50% due 6/01/2027 (a)                                              4,086
               AAA        NR*         5,380      RIB, Series 530, 10.12% due 9/01/2011 (e)(g)                         7,098



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (continued)

               AAA        Aaa       $ 1,500  Michigan State Comprehensive Transportation Revenue Refunding
                                             Bonds, Series A, 5.50% due 11/01/2018 (d)                            $  1,655

               AAA        Aaa         1,155  Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                             5.30% due 10/01/2037 (e)                                                 1,159

               AAA        Aaa         1,000  Michigan State, HDA, Revenue Refunding Bonds, AMT, Series B, 5.50%
                                             due 6/01/2030 (e)                                                        1,023

               AAA        NR*           925  Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                             5.20% due 12/01/2018 (a)                                                   949

               AAA        Aaa         1,000  Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                             (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (a)       1,078

                                             Michigan State Hospital Finance Authority, Hospital Revenue
                                             Refunding Bonds:
               A+         A2          1,300      (Crittenton Hospital), Series A, 5.625% due 3/01/2027                1,321
               A          A1          1,250      (Sparrow Obligation Group), 5.625% due 11/15/2031                    1,260

               AAA        Aaa         2,000  Michigan State Hospital Finance Authority, Revenue Bonds (Mercy
                                             Health Services), Series R, 5.375% due 8/15/2026 (a)(b)                  2,093

                                             Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA        Aaa         7,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (e)(f)    8,383
               AAA        Aa2         2,500      (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (f)       2,994
               AAA        Aaa         1,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (e)(f)    1,198
               AAA        Aaa         3,760      (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (e)(f)     4,529
               B          Ba1         1,200      (Detroit Medical Center Obligation Group), Series A, 6.25% due
                                                 8/15/2013                                                              920
               AAA        Aaa         3,215      (Mercy Health Services), Series X, 6% due 8/15/2014 (e)              3,653
               AAA        Aaa         1,000      (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (e)                1,134
               AAA        Aaa         2,000      (Mercy Mount Clemens), Series A, 5.75% due 5/15/2029 (e)             2,157
               AAA        Aaa         1,250      (Mid-Michigan Obligation Group), Series A, 5.375% due
                                                 6/01/2027 (d)                                                        1,297
               AAA        Aaa         5,500      (Trinity Health), Series A, 6% due 12/01/2027 (a)                    5,996
               AA-        Aa3           875      (Trinity Health Credit), Series C, 5.375% due 12/01/2030               887

               BBB        Baa3        1,000  Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                             (WMX Technologies Inc. Project), AMT, 6% due 12/01/2013                  1,021

                                             Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds:
               AAA        Aaa         8,000      (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (e)     8,286
               AAA        Aaa         2,000      (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due
                                                 5/01/2011 (c)                                                        2,461
               A-         A3          1,375      (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028            1,433
               BBB        Baa1        2,200      (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006              2,366
               NR*        Aaa         5,000      RIB, Series 382, 11.41% due 9/01/2025 (e)(g)                         5,980

               BBB        Baa1        2,500  Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                             6.20% due 9/01/2020                                                      2,568

               AAA        Aaa         1,500  Milan, Michigan, Area Schools, GO, Series A, 5.75% due
                                             5/01/2010 (c)(f)                                                         1,743

               AAA        Aaa         6,500  Monroe County, Michigan, Economic Development Corp., Limited
                                             Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                             Series AA, 6.95% due 9/01/2022 (c)                                       8,337

               AAA        Aaa         2,500  Oxford, Michigan, Area Community School District, GO, 5.40% due
                                             5/01/2025 (c)                                                            2,621



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (concluded)

               AAA        Aaa       $ 1,000  Plainwell, Michigan, Community Schools, School District, GO
                                             (School Building and Site), 5.50% due 5/01/2018 (d)                  $   1,097

               A          NR*         1,000  Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                             Refunding Bonds (Tax Increment--Development Area Number 3),
                                             5.375% due 6/01/2017                                                     1,039

               AAA        Aaa         1,900  Rochester, Michigan, Community School District, GO, Series II,
                                             5.50% due 5/01/2018 (e)                                                  2,092

               AAA        Aaa         1,500  Romulus, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (c)(f)     1,736

               NR*        Aaa         6,500  Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                             (Detroit Edison Company), RIB, Series 282, 11.42% due
                                             8/01/2024 (a)(g)                                                         8,486

               AAA        Aaa         2,650  South Lyon, Michigan, Community Schools, GO, Series A, 5.75% due
                                             5/01/2023 (e)                                                            2,906

               AAA        Aaa         6,500  Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                             Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (e)     6,938

               AAA        Aaa         2,230  Wayne County, Michigan, COP, 5.625% due 5/01/2011 (e)                    2,492

               AAA        NR*         1,000  West Ottawa, Michigan, Public School District, School Buildings,
                                             GO, Refunding, 5% due 5/01/2022 (d)                                      1,024

               AAA        Aaa         1,000  Western Michigan University, Revenue Refunding Bonds, 5% due
                                             7/15/2021 (a)                                                            1,026


Guam--0.8%

               AAA        Aaa         1,440  A.B. Won Guam International Airport Authority, General Revenue
                                             Refunding Bonds, Series A, 5.25% due 10/01/2019 (e)                      1,545


Puerto Rico--8.6%

               BBB        Baa2        2,700  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                             Bonds, 5.625% due 5/15/2043                                              2,376

                                             Puerto Rico Commonwealth, Public Improvement, GO, Refunding (d):
               AAA        Aaa         1,000      5% due 7/01/2024                                                     1,022
               AAA        Aaa         2,000      Series C, 5% due 7/01/2021                                           2,208

                                             Puerto Rico Electric Power Authority, Power Revenue Bonds:
               AAA        Aaa         3,500      Series LL, 5.50% due 7/01/2017 (e)                                   4,013
               AAA        Aaa         2,270      Trust Receipts, Class R, Series 16 HH, 10.094% due
                                                 7/01/2013 (d)(g)                                                     3,041

               BBB+       Baa3        2,900  Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                             Revenue Bonds, Series E, 5.75% due 8/01/2030                             3,090

                                             Total Municipal Bonds (Cost--$236,562)--142.1%                         260,435



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)

                                     Shares
                                     Held    Short-Term Securities                                                  Value

                                      8,509  CMA Michigan Municipal Money Fund (h)                                $   8,509

                                             Total Short-Term Securities (Cost--$8,509)--4.7%                         8,509

               Total Investments (Cost--$245,071)--146.8%                                                           268,944
               Unrealized Depreciation on Forward Interest Rate Swaps--Net***--(0.1%)                                 (104)
               Other Assets Less Liabilities--1.9%                                                                    3,406
               Preferred Stock, at Redemption Value--(48.6%)                                                       (89,009)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 183,237
                                                                                                                  =========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FSA Insured.

(e)MBIA Insured.

(f)Prerefunded.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(h)Investments in companies considered to be an affiliate of the
Fund (such companies are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940) are as
follows:
                                                 (in Thousands)
                                       Net            Dividend
Affiliate                            Activity          Income

CMA Michigan Municipal
   Money Fund                         8,509              $30


*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

***Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                 (in Thousands)
                                                     Unrealized
                                     Notional     Appreciation/
                                      Amount     (Depreciation)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.741%

Broker, J.P. Morgan Chase Bank
Expires December 2013                   $6,750           $ (14)

Receive a variable rate equal to
3-Month LIBOR at quarterly reset
date and pay a fixed rate equal
to 5.025%

Broker, Morgan Stanley Capital
Services, Inc.
Expires January 2014                    $7,000            (133)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.832%

Broker, J.P. Morgan Chase Bank
Expires February 2014                   $7,000             (35)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.14%

Broker, Morgan Stanley Capital
Services, Inc.
Expires December 2023                   $7,000              130

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.3295%

Broker, J.P. Morgan Chase Bank
Expires January 2024                    $7,000             (52)
                                                         ------
Total                                                    $(104)
                                                         ======

++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$245,071,490)                                        $   268,943,842
               Cash                                                                                                   9,032
               Receivables:
                 Interest                                                                 $     5,186,499
                 Dividends from affiliates                                                             93         5,186,592
                                                                                          ---------------
               Prepaid expenses                                                                                       6,287
                                                                                                            ---------------
               Total assets                                                                                     274,145,753
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps--net                                          103,882
               Payables:
                 Securities purchased                                                           1,502,323
                 Dividends to Common Stock shareholders                                           133,483
                 Investment adviser                                                               126,194
                 Other affiliates                                                                   1,932         1,763,932
                                                                                          ---------------
               Accrued expenses                                                                                      31,525
                                                                                                            ---------------
               Total liabilities                                                                                  1,899,339
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, par value $.05 per share on Series A Shares and
               $.10 per share on Series B Shares (2,200 Series A Shares and 1,360
               Series B Shares of AMPS* issued and outstanding at $25,000 per share
               liquidation preference)                                                                           89,009,394
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   183,237,020
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (12,046,592 shares issued
               and outstanding)                                                                             $     1,204,659
               Paid-in capital in excess of par                                                                 164,038,928
               Undistributed investment income--net                                       $     2,413,016
               Accumulated realized capital losses on investments--net                        (8,188,053)
               Unrealized appreciation on investments--net                                     23,768,470
                                                                                          ---------------
               Total accumulated earnings--net                                                                   17,993,433
                                                                                                            ---------------
               Total--Equivalent to $15.21 net asset value per share of Common Stock
               (market price--$13.75)                                                                       $   183,237,020
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    14,189,332
               Dividends from affiliates                                                                             30,186
                                                                                                            ---------------
               Total income                                                                                      14,219,518
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,367,223
               Commission fees                                                                    225,833
               Accounting services                                                                103,932
               Professional fees                                                                   41,647
               Transfer agent fees                                                                 40,404
               Printing and shareholder reports                                                    33,442
               Directors' fees and expenses                                                        19,399
               Custodian fees                                                                      18,131
               Other expenses                                                                      30,672
                                                                                          ---------------
               Total expenses before reimbursement                                              1,880,683
               Reimbursement of expenses                                                         (30,649)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 1,850,034
                                                                                                            ---------------
               Investment income--net                                                                            12,369,484
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                    431,296
               Change in unrealized appreciation on investments--net                                              2,466,510
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             2,897,806
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (867,422)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    14,399,868
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $    12,369,484   $     9,812,846
               Realized gain (loss) on investments--net                                           431,296         (929,471)
               Change in unrealized appreciation/depreciation on investments--net               2,466,510         1,530,416
               Dividends to Preferred Stock shareholders                                        (867,422)         (939,553)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            14,399,868         9,474,238
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                        (10,769,653)       (8,229,879)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                  (10,769,653)       (8,229,879)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Proceeds from issuance of Common Stock resulting from reorganization                    --        59,863,668
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets                                                     3,630,215        61,108,027
               Beginning of year                                                              179,606,805       118,498,778
                                                                                          ---------------   ---------------
               End of year*                                                               $   183,237,020   $   179,606,805
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     2,413,016   $     1,726,522
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001+++      2000+++      1999+++
Per Share Operating Performance

               Net asset value, beginning of year            $    14.91   $    14.97   $    13.83   $    13.34   $    15.85
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                            1.02++         1.00         1.00         1.04         1.02
               Realized and unrealized gain (loss)
               on investments--net                                  .24        (.07)         1.15          .51       (1.96)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.07)        (.10)        (.22)        (.29)        (.18)
                 Realized gain on investments--net                   --           --           --           --        (.01)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.19          .83         1.93         1.26       (1.19)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to Common
               Stock shareholders:
                 Investment income--net                           (.89)        (.89)        (.79)        (.77)        (.88)
                 Realized gain on investments--net                   --           --           --           --        (.05)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.39)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to Common
               Stock shareholders                                 (.89)        (.89)        (.79)        (.77)       (1.32)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.21   $    14.91   $    14.97   $    13.83   $    13.34
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    13.75   $    13.45   $    13.85   $    11.75   $    12.25
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                    9.06%        3.70%       25.13%        2.47%     (16.42%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 8.82%        6.36%       14.91%       10.76%      (8.12%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**             1.01%        1.12%        1.15%        1.15%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                   1.02%        1.12%        1.15%        1.15%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     6.73%        6.91%        6.96%        7.62%        6.96%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .47%         .66%        1.53%        2.12%        1.20%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       6.26%        6.25%        5.43%        5.50%        5.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement                .68%         .75%         .77%         .75%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .69%         .75%         .77%         .75%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.53%        4.65%        4.70%        5.02%        4.73%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders           .97%        1.36%        3.19%        4.09%        2.55%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001+++      2000+++      1999+++
Supplemental Data

               Net assets applicable to Common Stock,
               end of year(in thousands)                     $  183,237   $  179,607   $  118,508   $  109,398   $  105,574
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of year
               (in thousands)                                $   89,000   $   89,000   $   55,000   $   55,000   $   55,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                30.84%       41.77%       72.58%       75.11%       63.64%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage
               Asset coverage per $1,000                     $    3,059   $    3,018   $    3,155   $    2,989   $    2,920
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding++++

               Series A--Investment income--net              $      243   $      343   $      798   $    1,026   $      637
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      245   $      136           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Based on average shares outstanding.

++++The Fund's Preferred Stock was issued on April 10, 1992 (Series
A) and May 31, 2002 (Series B).

+++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $45,915 has been reclassified between undistributed net investment income and paid-in capital in excess of par. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $30,649.

For the year ended October 31, 2003, the Fund reimbursed FAM $5,908 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $80,781,348, and $83,291,197, respectively.

Net realized gains (losses) for year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:


                                     Realized        Unrealized
                               Gains (Losses)    Gains (Losses)

Long-term investments          $    1,563,964    $   23,872,352
Financial futures contracts       (1,740,684)                --
Forward interest rate swaps           608,016         (103,882)
                               --------------    --------------
Total                          $      431,296    $   23,768,470
                               ==============    ==============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $24,002,949, of which $24,800,750 related to appreciated securities and $797,801 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $244,940,893.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2003 remained constant and during the year ended October 31, 2002 increased by 4,130,421 as a result of reorganization.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share for Series A and $.10 per share for Series B, and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were .89% for Series A and .90% for Series B.

Shares issued and outstanding during the year ended October 31, 2003 remained constant and for the year ended October 31, 2002 increased by 1,360 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2003, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $121,792 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.074500 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                   10/31/2003        10/31/2002
Distributions paid from:
   Tax-exempt income           $   11,637,075    $    9,169,432
                               --------------    --------------
Total distributions            $   11,637,075    $    9,169,432
                               ==============    ==============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net             $    2,282,239
Undistributed long-term capital gains--net                   --
                                                 --------------
Total undistributed earnings--net                     2,282,239
Capital loss carryforward                          (5,390,016)*
Unrealized gains--net                              21,101,210**
                                                 --------------
Total accumulated earnings--net                  $   17,993,433
                                                 ==============

*On October 31, 2003, the Fund had a net capital loss carryforward of $5,390,016, of which $4,339,763 expires in 2008 and $1,050,253 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealize gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of MuniYield Michigan Insured Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Michigan Insured Fund II, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund II, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,              Director     and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1993 to  Funds since 1999; Chairman (Americas
Age: 63                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha       Director     1995 to  Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills              Director     2002 to  Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia
                                              Retirement System since 1998 and Vice
                                              Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and Vice
                                              Chairman thereof since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors (concluded)*


Herbert I. London       Director     1992 to  John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold         Director     1992 to  George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                        present  Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the Board,
Age: 51                                       UNX, Inc. since 2003; Director, Sanlam
                                              Limited and Sanlam Life since 2001; Director,
                                              Genbel Securities and Gensec Bank since 1999;
                                              Director, Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from 2000 to
                                              2001; Director, Sanlam Investment Management
                                              from 1999 to 2001; Director, Quantec Limited
                                              from 1991 to 1999.


Roberta Cooper Ramo     Director     1999 to  Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr.  Director     2002 to  Principal of STI Management since 1994,       40 Funds       None
P.O. Box 9095                        present  Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66


Stephen B. Swensrud     Director     2002 to  Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(concluded)
                        Position(s)  Length
                        Held         Of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


Fred K. Steube          Vice         1995 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
P.O. Box 9011           President    present  President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 53


Brian D. Stewart        Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                        present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYM



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Michigan Insured Fund II, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    85.0%
AA/Aa                                       0.3
A/A                                         2.5
BBB/Baa                                     8.7
BB/Ba                                       0.3
NR (Not Rated)                              3.2



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD MICHIGAN INSURED FUND II, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund II, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund II, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund II, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.